STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Expenses
Professional fees	$ 21,285	$ 19,292	$ 19,413
Directors' remuneration	36,000	36,000	36,000
Office and miscellaneous	6,587	6,161	6,192
Operating Expenses, Total	63,872	61,453	61,605
Other income (loss)
Foreign exchange (loss) gain	1,881	(6,819)	1,004
Accretion income			19,646
Loss on note receivable	0	(291,727)	0
Other income (loss), Total	1,881	(298,546)	20,650
Net loss and comprehensive loss for the year	$ (61,991)	$ (359,999)	$ (40,955)
Basic net income (loss) per common share	$ (0.01)	$ (0.03)	$ 0.00
Diluted net income (loss) per common share	$ (0.01)	$ (0.03)	$ 0.00
Weighted average number of common shares outstanding
- basic	10,950,000	10,950,000	10,950,000
- diluted	10,950,000	10,950,000	10,950,000